UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) June 22, 2005
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                                                        (June 22, 2005)
                                                        ---------------

                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27907                                     77-0461990
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      (Commission File Number)               (IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York                  10036
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 703-5900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.

     On June 22, 2005, NetRatings, Inc. (the "Company") issued a press release announcing that it has filed patent infringement lawsuits against three companies, alleging infringement of patents owned or controlled by the Company. The Company has filed complaints in federal courts in the Eastern District of Virginia against Visual Sciences, LLC; the Central District of California against SageMetrics, Corp.; and the Southern District of New York against Sane Solutions, LLC.

     A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release of NetRatings, Inc., dated June 22, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2005

                                      NETRATINGS, INC.


                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer

                                       2

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                                 EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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99.1            Press Release of NetRatings, Inc., dated June 22, 2005.